FEBRUARY 1, 2004

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 2004
                                       FOR

                           TOUCHSTONE HIGH YIELD FUND
                            TOUCHSTONE CORE BOND FUND
             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
                          TOUCHSTONE MONEY MARKET FUND
                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND
           TOUCHSTONE INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

                                       OF
                           TOUCHSTONE INVESTMENT TRUST

     The Board of Trustees of Touchstone Investment Trust (the "Trust") has approved a proposal to reorganize the Touchstone Intermediate Term U.S.
Government Bond Fund ("Intermediate Bond Fund") into the Touchstone Core Bond Fund ("Core Bond Fund").

     If shareholders of the Intermediate Bond Fund approve the reorganization proposal, the Intermediate Bond Fund will liquidate by transferring substantially all of its assets to the Core Bond Fund. Class A and Class B shares of the Intermediate Bond Fund will be converted to Class A shares of the Core Bond Fund and Class C shares of the Intermediate Bond Fund will be converted to Class C shares of the Core Bond Fund. Shareholders will not incur any sales charges other transaction charges as a result of the reorganization and conversion of Class B shares. After the reorganization, the Core Bond Fund will retain its current investment goals and strategies and current portfolio manager. Shareholders of record of the Intermediate Bond Fund as of March 23, 2004 are entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on May 21, 2004. Shareholders of the Intermediate Bond Fund will be mailed information detailing the reorganization proposal on or about April 2, 2004.

For more information about the Core Bond Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling
1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.